CONNECTICUT NATURAL GAS CORPORATION
                        -----------------------------------

                            UNION EMPLOYEE SAVINGS PLAN
                            ---------------------------

                         FINANCIAL STATEMENTS AND SCHEDULES
                         ----------------------------------

                       AS OF DECEMBER 31, 1996, 1995 AND 1994
                       --------------------------------------

                                   TOGETHER WITH
                                   --------------

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      ----------------------------------------

                        CONNECTICUT NATURAL GAS CORPORATION
                        -----------------------------------

                            UNION EMPLOYEE SAVINGS PLAN
                            ---------------------------

                                       INDEX
                                       -----



                                                                            PAGE
                                                                            ----

    Report of Independent Public Accountants                                 1


    Financial Statements:
      Statement of Net Assets Available for Benefits
        with Fund Information as of December 31, 1996                        2


      Statement of Net Assets Available for Benefits
        with Fund Information as of December 31, 1995                        4


      Statement of Changes in Net Assets Available for Benefits
       with Fund Information for the Year Ended December 31, 1996            6

      Statement of Changes in Net Assets Available for Benefits
       with Fund Information for the Year Ended December 31, 1995            8


      Statement of Changes in Net Assets Available for Benefits
       with Fund Information for the Year Ended December 31, 1994           10


    Notes to Financial Statements and Schedules                             11



    Schedules:
      Schedule I - Item 27a - Schedule of Assets Held for Investment        16
        Purposes as of December 31, 1996

      Schedule II - Item 27d - Schedule of Reportable Transactions for
        the Year Ended December 31, 1996                                    17


      All schedules, except those as set forth above, are omitted as not applicable or not required.

                                ARTHUR ANDERSEN LLP


                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     ----------------------------------------

   To the Plan Administrator of Connecticut Natural
       Gas Corporation Union Employee Savings Plan:

   We have audited the accompanying statements of net assets available for benefits with fund information of Connecticut Natural Gas Corporation Union Employee Savings Plan (the Plan) as of December 31, 1996 and 1995, and the related statements of changes in net assets available for benefits with fund information for each of the three years in the period ended December 31, 1996. These financial statements and schedules referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits with fund information of the Plan as of December 31, 1996 and 1995, and the changes in its net assets available for benefits with fund information for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

   Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                             By Arthur Andersen LLP
                                             ------------------------
                                             Arthur Andersen LLP

   Hartford, Connecticut
   April 30, 1997

                                                                 -2-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                --------------------------------------------------------------------
                                                       AS OF DECEMBER 31, 1996
                                                      ------------------------


                                                  Participant Directed
                         ----------------------------------------------------------------------
                                                          The Putnam
                         Putnam Fiduciary   The George     Fund for      Putnam       Putnam
                           Trust Company    Putnam Fund   Growth and     Vista     International
                         Stable Value Fund   of Boston      Income        Fund      Growth Fund
                         ----------------  ------------   ----------   ----------   ----------
    Assets
    ------
    Investments, at
      current value             $ 477,425   $ 1,400,169  $ 3,171,867  $ 1,141,189   $   113,784
                              -----------   -----------  -----------  -----------   -----------
    Cash and temporary
      investments                    -             -            -            -             -
                              -----------   -----------  -----------  -----------   -----------
    Accounts receivable
      from broker                    -             -            -            -             -
                              -----------   -----------  -----------  -----------   -----------




        Total Assets              477,425     1,400,169    3,171,867    1,141,189       113,784
                              -----------   -----------  -----------  -----------   -----------

    Liabilities
    -----------
    Accounts payable to
     broker                          -             -            -            -             -
                              -----------   -----------  -----------  -----------   -----------



        Net Assets
         Available for          $ 477,425   $ 1,400,169  $ 3,171,867  $ 1,141,189   $   113,784
         Benefits             ===========   ===========  ===========  ===========   ===========

   The accompanying notes are an integral part of this financial statement.




                                                                 -3-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                --------------------------------------------------------------------
                                                       AS OF DECEMBER 31, 1996
                                                      ------------------------

                                                       Non-
                                                    Participant
                            Participant Directed     Directed
                            --------------------    -----------
                             Putnam      Common       Common
                             Income       Stock        Stock
                              Fund        Fund         Fund         Total
                          ----------   ----------   ----------     --------
    Assets
    ------
    Investments, at
      current value          $ 62,964  $ 4,913,262  $ 3,892,036  $15,172,696
                          -----------  -----------  -----------  -----------
    Cash and temporary
      investments                -              42        3,063        3,105
                          -----------  -----------  -----------  -----------
    Accounts receivable
      from broker                -             637        1,293        1,930
                          -----------  -----------  -----------  -----------


        Total Assets           62,964    4,913,941    3,896,392   15,177,731
                          -----------  -----------  -----------  -----------

    Liabilities
    -----------
    Accounts payable to
      broker                    -          (14,125)     (31,630)     (45,755)
                          -----------  -----------  -----------  -----------
        Net Assets
         Available for       $ 62,964  $ 4,899,816  $ 3,864,762  $15,131,976
         Benefits         ===========  ===========  ===========  ===========




     The accompanying notes are an integral part of this financial statement.




                                                                 -4-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                --------------------------------------------------------------------
                                                       AS OF DECEMBER 31, 1995
                                                      ------------------------


                                                  Participant Directed
                         ----------------------------------------------------------------------
                                                          The Putnam
                         Putnam Fiduciary   The George     Fund for      Putnam       Putnam
                           Trust Company    Putnam Fund   Growth and     Vista     International
                         Stable Value Fund   of Boston      Income        Fund      Growth Fund
                         ----------------  ------------   ----------   ----------   ----------
    Assets
    ------

    Investments, at
      current value             $ 548,051   $ 1,240,015  $ 2,499,974    $ 474,354      $ 62,348
                              -----------   -----------  -----------  -----------   -----------
    Cash and temporary
      investments                    -             -            -            -             -
                              -----------   -----------  -----------  -----------   -----------
    Accounts receivable:
      Connecticut
        Natural Gas Corp.            -             -            -            -             -
      Employees                     3,464        11,323       24,127        6,559         1,273
      Other-Putnam Vista
             Fund                    -             -          55,536         -             -
                              -----------   -----------  -----------  -----------   -----------

                                    3,464        11,323       79,663        6,559         1,273
                              -----------   -----------  -----------  -----------   -----------
        Total Assets              551,515     1,251,338    2,579,637      480,913        63,621
                              -----------   -----------  -----------  -----------   -----------

    Liabilities
    -----------
    Accounts payable to
      broker                         -             -            -            -             -
    Other-The Putnam Fund
     for Growth & Income             -             -            -         (55,536)         -
                              -----------   -----------  -----------  -----------   -----------
                                     -             -            -         (55,536)         -
                              -----------   -----------  -----------  -----------   -----------
        Net Assets
         Available for          $ 551,515   $ 1,251,338  $ 2,579,637    $ 425,377      $ 63,621
         Benefits             ===========   ===========  ===========  ===========   ===========

   The accompanying notes are an integral part of this financial statement.

                                                                 -5-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                --------------------------------------------------------------------
                                                       AS OF DECEMBER 31, 1995
                                                      ------------------------


                                                       Non-
                                                    Participant
                            Participant Directed     Directed
                            --------------------    -----------
                             Putnam      Common       Common
                             Income       Stock        Stock
                              Fund        Fund         Fund         Total
                          ----------   ----------   ----------     --------
    Assets
    ------
    Investments, at
      current value          $ 37,044  $ 2,499,436  $ 5,081,803  $12,443,025
                          -----------  -----------  -----------  -----------
    Cash and temporary
      investments                -          43,310       79,728      123,038
                          -----------  -----------  -----------  -----------
    Accounts receivable:
      Connecticut
        Natural Gas Corp.        -            -          37,824       37,824
      Employees                   328       19,551         -          66,625
      Other-Putnam Vista
        Fund                     -            -            -          55,536
                          -----------  -----------  -----------  -----------

                                  328       19,551       37,824      159,985
                          -----------  -----------  -----------  -----------
        Total Assets           37,372    2,562,297    5,199,355   12,726,048
                          -----------  -----------  -----------  -----------

    Liabilities
    -----------
    Accounts payable to
      broker                     -         (42,474)     (78,328)    (120,802)
    Other-The Putnam Fund
      for Growth & Income        -            -            -         (55,536)
                          -----------  -----------  -----------  -----------
                                 -         (42,474)     (78,328)    (176,338)
                          -----------  -----------  -----------  -----------
        Net Assets
         Available for       $ 37,372  $ 2,519,823  $ 5,121,027  $12,549,710
         Benefits         ===========  ===========  ===========  ===========

     The accompanying notes are an integral part of this financial statement.

                                                                 -6-
                                                 CONNECTICUT NATURAL GAS CORPORATION


                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                           -------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                -------------------------------------

                                                      Participant Directed
                                      -----------------------------------------------------
                                          Putnam
                                         Fiduciary                   Putnam
                                       Trust Company  The George    Fund for      Putnam
                                       Stable Value   Putnam Fund  Growth and      Vista
                                           Fund        of Boston     Income        Fund
                                       ------------- ------------- -----------   ----------
   Additions to net assets
    attributed to:
    Dividends and interest income         $   29,716  $   126,396  $   261,597  $    73,049
                                          ----------  -----------  -----------  -----------
    Realized gains
     (losses), net                              -          10,593       15,932       18,393
                                          ----------  -----------  -----------  -----------
            Unrealized appreciation
     (depreciation) of investments              -          64,242      266,834       73,191
                                          ----------  -----------  -----------  -----------
     Contributions:
       Employees                              39,687      141,929      318,816      131,575
       Employer                                1,017        5,058       14,181       10,363
                                          ----------  -----------  -----------  -----------
         Total contributions                  40,704      146,987      332,997      141,938
                                          ----------  -----------  -----------  -----------

     Transfers, net                          (18,573)     (23,751)    (102,230)     417,255
                                          ----------  -----------  -----------  -----------
     Other, net                                -            -             -          -
                                          ----------  -----------  -----------  -----------
   Total additions (deductions)               51,847      324,467      775,130      723,826
                                          ----------  -----------  -----------  -----------
   Deductions from net assets
     attributed to:
     Benefits paid to participants          (125,937)    (175,636)    (182,900)      (8,014)
                                          ----------  -----------  -----------  -----------
   Net increase (decrease)                   (74,090)     148,831      592,230      715,812
                                          ----------  -----------  -----------  -----------


   Net Assets Available
    for Benefits:
       Beginning of year                     551,515    1,251,338    2,579,637      425,377
                                          ----------  -----------  -----------  -----------
       End of year                        $  477,425  $ 1,400,169  $ 3,171,867  $ 1,141,189
                                          ==========  ===========  ===========  ===========

   The accompanying notes are an integral part of this financial statement.

                                                                 -7-
                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                           -------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                -------------------------------------


                                                                                 Non-
                                                                              Participant
                                                Participant Directed           Directed
                                          -------------------------------     -----------
                                          Putnam       Putnam       Common      Common
                                      International    Income       Stock        Stock
                                       Growth Fund      Fund         Fund         Fund        Total
                                       -----------  -----------   ----------  ----------    ----------
   Additions to net assets
    attributed to:
    Dividends and interest income        $   1,533    $   3,320  $   223,414   $  279,804  $   998,829
                                       -----------  -----------  -----------   ----------  -----------
    Realized gains
     (losses), net                              38         (479)      (9,904)     (20,127)      14,446
                                       -----------  -----------  -----------  -----------  -----------
            Unrealized appreciation
     (depreciation) of investments          10,680         (540)     372,926      368,477    1,155,810
                                       -----------  -----------  -----------  -----------  -----------
     Contributions:
       Employees                            13,495        5,724      217,894         -         869,120
       Employer                              1,309          194      364,046       85,391      481,559
                                       -----------  -----------  -----------  -----------  -----------
         Total contributions                14,804        5,918      581,940       85,391    1,350,679
                                       -----------  -----------  -----------  -----------  -----------
     Transfers, net                         23,480       17,506    1,378,873   (1,701,888)      (9,328)
                                       -----------  -----------  -----------  -----------  -----------
     Other, net                               -            -         (13,783)     (28,024)     (41,807)
                                       -----------  -----------  -----------  -----------  -----------
   Total additions (deductions)             50,535       25,725    2,533,466   (1,016,367)   3,468,629
                                       -----------  -----------  -----------  -----------  -----------
   Deductions from net assets
   attributed to:
     Benefits paid to participants            (372)        (133)    (153,473)    (239,898)    (886,363)
                                       -----------  -----------  -----------  -----------  -----------


   Net increase (decrease)                  50,163       25,592    2,379,993   (1,256,265)   2,582,266
                                       -----------  -----------  -----------  -----------  -----------
   Net Assets Available
    for Benefits:
       Beginning of year                    63,621       37,372    2,519,823    5,121,027   12,549,710
                                       -----------  -----------  -----------  -----------  -----------
       End of year                       $ 113,784    $  62,964  $ 4,899,816  $ 3,864,762  $15,131,976
                                       ===========  ===========  ===========  ===========  ===========

   The accompanying notes are an integral part of this financial statement.

                                                                 -8-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                           -------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                                -------------------------------------

                                                              Participant Directed
                                       -----------------------------------------------------------------
                                          Putnam
                                         Fiduciary                                 Putnam
                                       Trust Company  Putnam U.S.   The George    Fund for      Putnam
                                       Stable Value   Government    Putnam Fund  Growth and     Vista
                                           Fund      Income Trust    of Boston     Income        Fund
                                       ------------- -------------------------- -----------   ----------
   Additions to net assets
    attributed to:
    Dividends and interest income         $   22,417  $    42,748   $    86,389 $   163,219  $    24,795
                                          ----------  -----------   ----------- -----------  -----------
    Realized gains
     (losses), net                              -          50,960        24,986     131,025        2,433
                                          ----------  -----------   ----------- -----------  -----------
            Unrealized appreciation
     (depreciation) of investments              -          (9,256)      158,224     316,482      (13,422)
                                          ----------  -----------   ----------- -----------  -----------
     Contributions:
       Employees                              23,264       59,707       144,780     304,597        6,559
       Employer                                 -            -             -           -            -
                                          ----------  -----------   ----------- -----------  -----------


         Total contributions                  23,264       59,707       144,780     304,597        6,559
                                          ----------  -----------   ----------- -----------  -----------

     Transfers, net                          158,551     (683,787)       30,697     248,682      408,387
                                          ----------  -----------   ----------- -----------  -----------
     Other, net                                 (17)         -            -            -          -
                                          ----------  -----------   ----------- -----------  -----------
   Total additions (deductions)              204,215     (539,628)      445,076   1,164,005      428,752
                                          ----------  -----------   ----------- -----------  -----------
   Deductions from net assets
     attributed to:
     Benefits paid to participants           (21,246)     (57,481)      (73,248)    (61,155)      (3,375)
                                          ----------  -----------   ----------- -----------  -----------
   Net increase (decrease)                   182,969     (597,109)      371,828   1,102,850      425,377
                                          ----------  -----------   ----------- -----------  -----------
   Net Assets Available
    for Benefits:
       Beginning of year                     368,546      597,109       879,510   1,476,787         -
                                          ----------  -----------   ----------- -----------  -----------
       End of year                        $  551,515  $      -      $ 1,251,338 $ 2,579,637  $   425,377
                                          ==========  ===========   =========== ===========  ===========

   The accompanying notes are an integral part of this financial statement.

                                                                 -9-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                           -------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                                -------------------------------------


                                                                                 Non-
                                                                              Participant
                                               Participant Directed            Directed
                                         -------------------------------      -----------
                                          Putnam       Putnam      Common       Common
                                      International    Income       Stock        Stock
                                       Growth Fund      Fund        Fund          Fund        Total
                                       -----------  -----------   ----------  ----------    ----------
   Additions to net assets
        attributed to:
        Dividends and interest income     $    515      $   156  $   171,358 $   306,752   $   818,349
                                       -----------  -----------   ---------- -----------   -----------
    Realized gains
     (losses), net                           1,000          266        8,900      14,943       234,513
                                       -----------  -----------  ----------- -----------   -----------
            Unrealized appreciation
     (depreciation) of investments            (394)          (2)    (151,388)   (223,829)       76,415
                                       -----------  -----------  ----------- -----------   -----------
     Contributions:
       Employees                             1,274          328      303,165        -          843,674
       Employer                               -            -          -          474,053       474,053
                                       -----------  -----------  ----------- -----------   -----------
         Total contributions                 1,274          328      303,165     474,053     1,317,727
                                       -----------  -----------  ----------- -----------   -----------
     Transfers, net                         62,211       36,886     (280,160)    (13,318)      (31,851)
                                       -----------  -----------  ----------- -----------   -----------
     Other, net                               -            -             246         412           641
                                       -----------  -----------  -----------------------   -----------
   Total additions (deductions)             64,606       37,634       52,121     559,013     2,415,794
                                       -----------  -----------  ----------- -----------   -----------
   Deductions from net assets
       attributed to:
       Benefits paid to participants          (985)        (262)    (403,146)   (258,360)     (879,258)
                                       -----------  -----------  ----------- -----------   -----------


   Net increase (decrease)                  63,621       37,372     (351,025)    300,653     1,536,536
                                       -----------  -----------  ----------- -----------   -----------
   Net Assets Available
    for Benefits:
       Beginning of year                      -            -       2,870,848   4,820,374    11,013,174
                                       -----------  -----------  ----------- -----------   -----------
       End of year                        $ 63,621     $ 37,372  $ 2,519,823 $ 5,121,027   $12,549,710
                                       ===========  ===========  =========== ===========   ===========

   The accompanying notes are an integral part of this financial statement.

                                                                -10-

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                           -------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1994
                                                -------------------------------------
                                                                                                           Non-
                                                                                                       Participant
                                                           Participant Directed                          Directed
                                    -----------------------------------------------------------------  -----------
                                        Putnam
                                      Fiduciary                               The Putnam
                                    Trust Company  Putnam U.S.   The George    Fund for      Common       Common
                                     Stable Value   Government   Putnam Fund  Growth and     Stock         Stock
                                         Fund      Income Trust   of Boston     Income        Fund         Fund         Total
                                    ------------- ------------- ------------- -----------  ----------   ----------    ----------
   Additions to net assets
    attributed to:
    Dividends and interest income      $   19,904  $    40,245    $   58,454  $    93,053 $   156,918  $   275,285   $   643,859
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
    Realized gains
     (losses), net                           -          (3,469)       (5,990)      (7,757)    (22,229)     (40,438)      (79,883)
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
            Unrealized appreciation
     (depreciation) of investments           -         (50,335)      (55,309)     (91,158)   (643,594)  (1,174,926)   (2,015,322)
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
     Contributions:
       Employees                           23,171       64,489       137,584      264,162     330,277         -          819,683
       Employer                              -            -             -            -           -         457,407       457,407
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
         Total contributions               23,171       64,489       137,584      264,162     330,277      457,407     1,277,090
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------


     Transfers, net                       (61,188)      30,764       (50,089)     (53,927)    152,684       23,900        42,144
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
     Other, net                              -            -            -             -           (355)        (644)         (999)
                                       ----------  -----------   -----------  ----------- ------------ -----------   -----------
   Total additions (deductions)           (18,113)      81,694        84,650      204,373     (26,299)    (459,416)     (133,111)
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
   Deductions from net assets
     attributed to:
     Benefits paid to participants        (33,305)     (30,764)      (57,312)     (64,719)    (97,452)    (167,848)     (451,400)
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
   Net increase (decrease)                (51,418)      50,930        27,338      139,654    (123,751)    (627,264)     (584,511)
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
   Net Assets Available
    for Benefits:
       Beginning of year                  419,964      546,179       852,172    1,337,133   2,994,599    5,447,638    11,597,685
                                       ----------  -----------   -----------  ----------- -----------  -----------   -----------
       End of year                     $  368,546  $   597,109    $  879,510  $ 1,476,787 $ 2,870,848  $ 4,820,374   $11,013,174
                                       ==========  ===========   ===========  =========== ===========  ===========   ===========

   The accompanying notes are an integral part of this financial statement.

                                       CONNECTICUT NATURAL GAS CORPORATION
                                       -----------------------------------

                                           UNION EMPLOYEE SAVINGS PLAN
                                           ---------------------------

                                   NOTES TO FINANCIAL STATEMENTS AND SCHEDULES
                                   -------------------------------------------

                                     AS OF DECEMBER 31, 1996, 1995 AND 1994
                                     --------------------------------------

   1.  Description of the Plan:
       ------------------------
       The following description of the Connecticut Natural Gas Corporation Union Employee Savings Plan (the Plan) is provided for general information purposes only. More complete information regarding the Plan's provisions may be found in the Plan document.

       a.  General -
           -------
           The Plan is a defined contribution thrift plan open to union employees of Connecticut Natural Gas Corporation and subsidiaries (the Company). The Plan was established by the Company under the provisions of Section 401(a) of the Internal Revenue Code (IRC), and it includes a qualified deferred arrangement as described in Section 401(k) of the IRC for the benefit of eligible employees of the Company. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan Administrator is the Company. The Compensation Committee of the Company's Board of Directors appointed an Administrative Committee to serve as manager of the Plan. Putnam Fiduciary Trust Company
           (PFTC), trustee of the Plan, holds the Plan's investments and executes transactions therein.

       b.  Eligibility -
           -----------
           Employees are eligible to participate when the following criteria are met:

           (1) Are at least age 21.

           (2) Are employed by the Company for one year or more.

           (3) Have completed 1,000 hours or more of service in a 12-month period beginning with date of hire.

           (4) Are normally employed for 20 or more hours per week and are covered by a collective bargaining agreement between the Company and any union which provides for participation under the Plan.

           The number of employees participating in the Plan as of December 31, 1996 and 1995 were 350 and 366, respectively.

       c.  Contributions -
           -------------
           Eligible employees may elect to participate in the Plan and authorize payroll deductions of not less than 1% and not greater than 26% of basic earnings as savings contributions to their accounts during each year, subject to the limits under Section 415 of the IRC.

           The Company will match a percentage of an employee's compensation depending on age or years of continuous service. The amount of the Company contribution will be determined according to the schedule below. However, if an employee's elected savings allotment is less than the percentage contained in the schedule, the Company will match no more than the percentage contributed by the employee.

           As of December 31, 1996, if an employee's:

      Years of Continuous
          Service are          Or      Age is     The Company Will Contribute
     --------------------      --      ------     ---------------------------
              30                         50            6% of compensation
              20                         45          4-1/2% of compensation
              10                         35            3% of compensation
         Less than l0                 Under 35         2% of compensation

       d.  Investment Options -
           ------------------

           Plan participants direct their contributions among various investment options in 5% increments, and they may elect to change their investment options once during each calendar quarter. A description of each investment option is provided below:

           (1) PUTNAM FIDUCIARY TRUST COMPANY STABLE VALUE FUND - This fund preserves principal and seeks to achieve a high current income through a diversified portfolio of high-quality investment contracts. The average yield for this fund was 5.74% for the year ended December 31, 1996.

           (2) PUTNAM U.S. GOVERNMENT INCOME TRUST - This mutual fund seeks current income through a portfolio of securities backed by the full faith and credit of the United States Government.

           (3) THE GEORGE PUTNAM FUND OF BOSTON - This mutual fund seeks a balance of capital growth and current income through a diversified portfolio of common stocks and bonds.

           (4) THE PUTNAM FUND FOR GROWTH AND INCOME - This mutual fund seeks capital growth and current income through a portfolio of income-producing common stocks.

           (5) PUTNAM VISTA FUND - This mutual fund seeks to invest in a variety of stocks of mostly medium-sized companies, widely traded larger companies and, small, less well-known companies that have the potential for above-average growth.

           (6) PUTNAM INTERNATIONAL GROWTH FUND - This mutual fund seeks appreciation of investments through a diversified collection of stocks in companies located outside North America.

           (7) PUTNAM INCOME FUND - This mutual fund invests in a variety of bonds with an emphasis on corporate bonds and selected below-investment-grade bonds.

           (8) COMMON STOCK FUND - This fund seeks to provide current income and capital appreciation through investment in the common stock of the Company purchased at not more than fair market value.

           The Putnam Income Fund, Putnam International Growth Fund, and Putnam Vista Fund were added as investment options on December 6, 1995, and at the same time the Putnam U.S. Government Income Trust was eliminated as an option. Plan participants were required to move any money invested in the latter fund to one of the other investment options by December 22, 1995.


           All Company matching contributions are invested in the Common Stock Fund. Beginning on March 1, 1996 and continuing on a quarterly basis through October 1, 1999, the Plan Administrator has directed that portions of the non-participant directed Common Stock Fund be transferred to the participant directed Common Stock Fund based upon a predetermined schedule. These transfers are scheduled to take place on January 1, April 1, July 1, and October 1 of each year, with the exception of 1996 for which the March 1 transfer was in lieu of the April 1 transfer. Following the transfers, Plan participants will have the discretion of investing the transferred shares of common stock in the same manner as the other amounts under their direction in the various participant directed funds. Also, effective March 1, 1996, all Company matching contributions are being invested in the participant directed Common Stock Fund.

           In addition to transfers between the various funds noted above as a result of investment elections made by Plan participants, transfers are also made to or from the Employee Savings Plan for those employees who transfer to (from) the Company's non-union payroll.

       e.  Vesting -
           -------

           Participants are fully vested in their contributions and the earnings thereon. Participants are vested in the Company matching contributions and the earnings thereon as follows:


       Years of Continuous Service are               Percentage Vested
       -------------------------------               -----------------
                 Less than 1                                 0%
              1 but less than 2                             20
              2 but less than 3                             40
              3 but less than 4                             60
              4 but less than 5                             80
                  5 or more                                100

           Participants also become fully vested in their Company matching contribution account if any one of the following occurs:

           (1) Death

           (2) Disability

           (3) Attainment of age 65 (normal retirement date)

           (4) Total or partial termination of the Plan

           (5) Discontinuance of Company contributions to the Plan

           Upon termination of employment before full vesting, the non-vested Company match portion of a participant's common stock account shall be forfeited after five years if the participant is not rehired and applied as a credit against the employer's future contributions.

       f.  Benefits -
           --------

           Upon termination of employment due to retirement, disability, or death, a participant (or his/her beneficiary) may elect to receive a lump-sum distribution equal to the value of the participant's vested interest in his/her account as soon as practicable following the termination date or defer the distribution to some future date.

           Participants may request the withdrawal of certain account balances prior to termination of employment. Application for withdrawal of after-tax contributions and employee IRA contributions may be made once a year. There are no Plan penalties for such withdrawals.

       g.  Participant Accounts -
           --------------------

           Individual accounts are maintained for each of the Plan's participants to reflect the participant's share of the Plan's income and the participant's and the Company's contributions. Allocations of Plan income are based on the share balances in the participants' accounts.

       h.  Use of Estimates in the Preparation of Financial Statements -
           -----------------------------------------------------------

           The preparation of financial statements in conformity with generally accepted accounting principles and the Department of Labor Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.



   2.  Summary of Significant Accounting Policies:
       ------------------------------------------

       a.  Basis of Accounting -
           -------------------

           The accompanying financial statements have been prepared on the accrual basis of accounting.

       b.  Income Recognition -
           ------------------

           Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

       c.  Investment Valuation -
           --------------------

           The Plan's investments are reflected at current value. The shares of the Common Stock Fund and the Putnam mutual funds owned by the Plan, with the exception of the PFTC Stable Value Fund, are valued at market as determined by the quoted market price as of the last business day of the year. The latter fund is valued at contract value (cost plus accumulated earnings) which approximates current value. Purchases and sales of securities are reflected on a trade date basis. Realized and unrealized appreciation (depreciation) presented in the statement of changes in net assets available for benefits with fund information are computed based on the change in the current value of the Plan assets from year to year.

       d.  Administrative Expenses -
           -----------------------

           Administrative expenses of the Plan may be paid by either the Company or the Plan. During 1996, 1995 and 1994 the Company paid all administrative expenses relating to the Plan.

   3.  Federal Income Tax Status:
       -------------------------

       In 1994 the Plan was amended and restated to meet the requirements of the Tax Reform Act of 1986, and the Plan received a favorable determination letter from the Internal Revenue Service dated October 24, 1994. The Plan has been amended since receiving the determination letter. However, the Plan Administrator and management believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. Therefore, they believe that the Plan was qualified and the related trust was tax-exempt through the year ended December 31, 1996.

   4.  Investments:
       -----------


       The fair market values of individual assets that represent 5% or more of the Plan's net assets as of December 31, 1996 and 1995 are as follows:

       1996:
         Connecticut Natural Gas Corporation
           common stock                            $8,805,298
         The Putnam Fund for Growth and Income      3,171,867
         The George Putnam Fund of Boston           1,400,169
         Putnam Vista Fund                          1,141,189

       1995:
         Connecticut Natural Gas Corporation
           common stock                            $7,581,239
         The Putnam Fund for Growth and Income      2,499,974
         The George Putnam Fund of Boston           1,240,015


   5.  Concentration of Credit Risk:
       ----------------------------

       The Plan's assets are invested in mutual funds managed by Putnam Investments, Inc., as described in Note 1, and the Company's common stock. In the event of any uncertainties in the financial marketplace the Plan may be exposed to financial risks.

   6.  Subsequent Event:
       ----------------

       Effective as of the close of business on March 31, 1997, CTG Resources, Inc. (CTG) became the holding company and parent of Connecticut Natural Gas Corporation (CNG). Pursuant to this change in corporate organization and an Agreement and Plan of Exchange, dated as of December 20, 1996, by and between CTG and CNG, all outstanding shares of common stock of CNG, including those shares held by the Plan, were exchanged for shares of common stock of CTG.

   7.  Reconciliation to Form 5500:
       ---------------------------

       As of December 31, 1996, the Plan had $1,324 of contributions from participants which were in excess of the amounts allowed by Section 415 of the IRC. This amount is recorded as a liability in the Plan's Form 5500. However, this amount is not recorded as a liability in the accompanying statement of net assets available for benefits in accordance with generally accepted accounting principles.

       The following table reconciles net assets available for benefits per the financial statements to the Form 5500 as filed by the Company for the year ended December 31, 1996.

                                                        Net Assets
                                     Other               Available
                                   Liabilities         For Benefits
                                   -----------         ------------

       Per financial statements     $  -                $15,131,976
       Excess contributions
         refundable to Plan
         participants                 1,324                  (1,324)
                                     ------             -----------
       Per Form 5500                 $1,324             $15,130,652
                                     ======             ===========

                                                                -16-
                                                                                                                       Schedule I
                                                                                                                   EIN 06-0383860
                                                                                                                           PN 006
                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                     ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                     ----------------------------------------------------------
                                                       AS OF DECEMBER 31, 1996
                                                      ------------------------
                                                    Description of Investment
                                                  Including Maturity Date, Rate
       Identity of Issue, Borrower, Lessor, or     of Interest, Collateral, Par                  Current
                    Similar Party                       or Maturity Value           Cost          Value
       ---------------------------------------    -----------------------------   ---------     ----------
   *Putnam Fiduciary Trust Company Stable Value   Fund comprised of
     Fund                                          investment contracts           $  477,425     $  477,425
                                                                                 -----------    -----------
   *The George Putnam Fund of Boston              Mutual fund comprised of
                                                   common stocks and bonds         1,248,698      1,400,169
                                                                                 -----------    -----------
   *The Putnam Fund for Growth and Income         Mutual fund comprised of
                                                    common stocks                  2,613,720      3,171,867
                                                                                 -----------    -----------
   *Putnam Vista Fund                             Mutual fund comprised of
                                                    common stocks                  1,067,046      1,141,189
                                                                                 -----------    -----------
   *Putnam International Growth Fund              Mutual fund comprised of
                                                    common stocks                    102,577        113,784
                                                                                 -----------    -----------
   *Putnam Income Fund                            Mutual fund comprised of
                                                    bonds                             63,308         62,964
                                                                                 -----------    -----------
                                                  Participant directed -
   *Connecticut Natural Gas Corporation             Common stock                   4,396,006      4,913,262
   *Boston Safe Company                             Daily Liquidity Fund                  42             42
                                                                                 -----------    -----------
                                                                                   4,396,048      4,913,304
                                                                                 -----------    -----------
                                                  Non-participant directed -
   *Connecticut Natural Gas Corporation             Common stock                   3,455,786      3,892,036
   *Boston Safe Company                             Daily Liquidity Fund               3,063          3,063
                                                                                 -----------    -----------
                                                                                   3,458,849      3,895,099
                                                                                 -----------    -----------
                                                    Total Common Stock Fund        7,854,897      8,808,403
                                                                                 -----------    -----------
                                                    Total Investments            $13,427,671    $15,175,801
                                                                                 ===========    ===========

   *Represents a party-in-interest for the year ended December 31, 1996.

  The accompanying notes are an integral part of this schedule.

                                                                -17-
                                                                                                                      Schedule II
                                                                                                                   EIN 06-0383860
                                                                                                                           PN 006
                                                                                                                      Page 1 of 2
                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                           ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                                           ----------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                ------------------------------------



                                                                                                               Expense
                Identity of             Description        Number of    Purchase     Selling       Lease    Incurred With
               Party Involved            of Asset        Transactions     Price       Price       Rental     Transaction
               --------------            --------        ------------   ---------   ---------     -------    -----------
          Putnam Vista Fund       Mutual fund comprised       91      $  683,819  $     -        $   -         $   -
                                    of common stocks           9            -        169,104         -             -

          The George Putnam       Mutual fund comprised       57         357,225        -            -             -
            Fund of Boston          of common stocks and      19            -        271,941         -             -
                                    bonds

          The Putnam Fund for     Mutual fund comprised       81         791,914        -            -             -
            Growth and Income       of common stocks          31            -        354,962         -             -

          Connecticut Natural     Common stock                23       2,867,777        -            -             -
            Gas Corporation                                   79            -      2,414,702         -             -



           The accompanying notes are an integral part of this schedule.

                                                                -18-
                                                                                                                      Schedule II
                                                                                                                   EIN 06-0383860
                                                                                                                           PN 006
                                                                                                                      Page 2 of 2

                                                 CONNECTICUT NATURAL GAS CORPORATION
                                                 -----------------------------------
                                                     UNION EMPLOYEE SAVINGS PLAN
                                                     ---------------------------
                                           ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                                           ----------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                ------------------------------------



                                                                          Current Value
                                                                           of Asset on
                Identity of             Description           Cost of      Transaction     Net Gain
               Party Involved            of Asset              Asset          Date        or (Loss)
               --------------            --------            ---------     -----------     --------
          Putnam Vista Fund       Mutual fund comprised   $    683,819    $  683,819       $   -
                                    of common stocks           106,723       169,104         62,381

          The George Putnam       Mutual fund comprised        357,225       357,225           -
            Fund of Boston          of common stocks and       240,788       271,941         31,153
                                    bonds

          The Putnam Fund for     Mutual fund comprised        791,914       791,914           -
            Growth and Income       of common stocks           287,369       354,962         67,593

          Connecticut Natural     Common stock               2,867,777     2,867,777           -
            Gas Corporation                                  2,204,363     2,414,702        210,339



           The accompanying notes are an integral part of this schedule.